Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2025
Property and equipment, net
Summary of property and equipment, net

The following is a summary of property and equipment, net (in thousands):

	As of December 31,
	2024	2025
	RMB	RMB
Electronic equipment	17,363	16,386
Office equipment and furniture	6,706	6,925
Leasehold improvements	21,471	22,124
Total	45,540	45,435
Less: Accumulated depreciation	(37,050)	(40,086)
Net book value	8,490	5,349